Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement (this “Amendment”) is made and entered into as of October 27, 2017, by and among SUNPOWER REVOLVER HOLDCO I, LLC, a Delaware limited liability company (the “Borrower”), MIZUHO BANK, LTD., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), MIZUHO BANK (USA), in its capacity as Collateral Agent (in such capacity, the “Collateral Agent”), MIZUHO BANK, LTD. and GOLDMAN SACHS BANK USA, as Issuing Banks (the “Issuing Banks”), and the financial institutions party hereto as lenders (the “Lenders”).
A.    WHEREAS, reference is made to that certain Credit Agreement, dated as of May 4, 2016, by and among the Borrower, the Lenders, the Administrative Agent, the Collateral Agent, the Issuing Banks, and the Lenders (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.     WHEREAS, the parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.
C.    NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
Section 1.    Definitions. Capitalized terms used but not defined herein have the respective meanings assigned thereto, directly or by reference, in Article 1 of the Credit Agreement.
Section 2.    Amendments to the Credit Agreement.
(a)    Annex 5 (Debt Sizing) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
(b)    Schedule 1.1A (Commitments) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.
(c)    Section 1.1 of the Credit Agreement is hereby amended as follows:
(i)    The definition of “Initial Project Construction Loan Equity Contribution” is hereby amended by deleting “10% of Project Costs for such Project” therein and replacing it with “the total Project Costs for the applicable Project less the Construction Loan Commitment allocated to such Project”.
(ii)    The definition of “Reduced Commitment” is deleted in its entirety.
(d)    Section 2.1 of the Credit Agreement is hereby amended by deleting the second proviso in the first sentence thereof.
(e)    Section 2.8(f) of the Credit Agreement is hereby deleted in its entirety.

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(f)    Sections 2.24 and 2.25 of the Credit Agreement are hereby deleted in their entirety.
(g)    Section 9.8(a) of the Credit Agreement is hereby amended by deleting clause (x) and “, and (y)” from the second proviso therein.
Section 3.    Effectiveness. This Amendment shall be effective upon the execution and delivery to the Administrative Agent of counterparts of this Amendment duly executed by the parties hereto (including all of the Lenders and the Issuing Banks).
Section 4.    No Default. The Borrower hereby represents and warrants that no Default or Event of Default under the Financing Agreement has occurred and is continuing or shall occur upon the effectiveness of this Amendment.
Section 5.    Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the amendments and waivers dealt with herein. All previous documents, undertakings and agreements, whether oral, written or otherwise, among the parties hereto with respect to the amendment and consent in this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the effectiveness of this Amendment, this Amendment shall be binding upon and inure to the benefit of the parties hereto.
Section 6.    Miscellaneous.
(a)    Limited Effect. This Amendment is limited in effect and, except as specifically set forth above, shall apply only as expressly set forth in this Amendment and shall not constitute a consent, waiver, modification, approval or amendment of any other provision of the Credit Agreement or any other Loan Document. Except as expressly provided for in this Amendment, nothing herein shall limit in any way the rights and remedies of the Lenders and the other Secured Parties under the Credit Agreement. The terms and conditions of the Credit Agreement and the other Loan Documents, as amended and otherwise modified by this Amendment, remain in full force and effect and are hereby ratified and affirmed.
(b)    Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
(c)    Headings. The headings of various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.
(d)    Incorporation by Reference. Sections 9.11 (Governing Law), 9.13 (Submission to Jurisdiction; Waivers), and 9.19 (Waiver of Jury Trial) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

THIRD AMENDMENT TO CREDIT AGREEMENT
(SUNPOWER REVOLVER)
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(e)    Counterparts and Facsimile or Electronic Mail Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail or other electronic imaging means shall be equally as effective as delivery of an original executed counterpart of this Amendment.
(f)    Representations and Warranties. The Borrower represents and warrants to the Secured Parties that, as of the effective date hereof, each representation and warranty set forth in Article 4 of the Credit Agreement is true and correct in all material respects as if made on such date (or if such representation and warranty relates solely as of an earlier date, such representation and warranty was true and correct in all material respects as of such earlier date).
(g)    Reference to the Credit Agreement. On and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” and words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein,” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment and the Credit Agreement as amended by this Amendment shall be considered a Loan Document as of the effective date hereof.
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THIRD AMENDMENT TO CREDIT AGREEMENT
(SUNPOWER REVOLVER)
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

SUNPOWER REVOLVER HOLDCO I, LLC,
a Delaware limited liability company,
as Borrower

By:    /s/ Natalie Jackson
Name: Natalie Jackson
Title: Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT
(SUNPOWER REVOLVER)
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MIZUHO BANK, LTD.,
as Lender, Administrative Agent and Issuing Bank

By:    /s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

MIZUHO BANK (USA),
as Collateral Agent

By:    /s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

GOLDMAN SACHS BANK USA,
as Lender and Issuing Bank

By:    /s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

THIRD AMENDMENT TO CREDIT AGREEMENT
(SUNPOWER REVOLVER)
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EXHIBIT A
[SEE ATTACHED ANNEX 5]

THIRD AMENDMENT TO CREDIT AGREEMENT
(SUNPOWER REVOLVER)
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Final Form

ANNEX 5

Project Debt Sizing Parameters

The maximum principal amount of Construction Loans made with respect to each Project
(the “Maximum Loan Amount”) will be limited to:

The Maximum Loan Amount for such Project will not exceed the lesser of (a) an amount providing for a minimum debt service coverage ratio of 1.30:1.00 (such calculation to be agreed to by the Administrative Agent (acting at the direction of the Lenders)), assuming P50
Production for such Project and using only Project Revenues received by the Project Company under the Power Purchase Agreement for such Project approved by the Lenders, calculated for the period from the date of the initial Construction Loan Borrowing for such Project until the earlier of (x) the 19th anniversary of such initial Borrowing date and (y) the date when 90% of the scheduled term of such Power Purchase Agreement will have elapsed from such initial
Borrowing date and (b) an amount providing for a minimum debt service coverage ratio of
1.00:1.00 (such calculation to be agreed to by the Administrative Agent (acting at the direction of the Lenders)), assuming a P99 Production and using only Project Revenues received by the
Project Company under the Power Purchase Agreement for such Project approved by the
Lenders, calculated for the period from the earlier of (x) the 19th anniversary of such initial
Borrowing date and (y) the date when 90% of the scheduled term of such Power Purchase
Agreement will have elapsed.

Notwithstanding the above, in no event will the Maximum Loan Amount for any Project exceed 90% of Project Costs for such Project.

EXHIBIT B
[SEE ATTACHED SCHEDULE 1.1A]

THIRD AMENDMENT TO CREDIT AGREEMENT
(SUNPOWER REVOLVER)
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SunPower Revolver HoldCo I, LLC / Vandenberg Solar I, LLC
SCHEDULE 1.1A TO THE CREDIT AGREEMENT: COMMITMENTS

UNALLOCATED/UNDRAWN COMMITMENTS

Total Facilities	Amounts	%
Construction Loan	13,991,854.54	91.30%
DSR Letter of Credit *	107,461.61	0.70%
Project Letter of Credit	1,225,000.00	7.99%
TOTAL	15,324,316.15	100.00%

Construction Loan Commitment
Banks	Amounts	%
Mizuho Bank, Ltd.	10,762,965.03	76.92%
GS Bank USA	3,228,889.51	23.08%
TOTAL	13,991,854.54	100.00%

DSR LC Commitment
Lender	Amounts	%
Mizuho Bank, Ltd.	83,282.75	77.50%
GS Bank USA	24,178.86	22.50%
TOTAL	107,461.61	100.00%

Project LC Commitment
Lender	Amounts	%
Mizuho Bank, Ltd.	1,225,000.00	100.0%
GS Bank USA	—	0.0%
TOTAL	1,225,000.00	100.0%

* $419,636.39 of LC is allocated to Kern 2C but not issued until COD

SunPower Revolver HoldCo I, LLC / Vandenberg Solar I, LLC
SCHEDULE 1.1A TO THE CREDIT AGREEMENT: COMMITMENTS

ALLOCATED/DRAWN COMMITMENTS

Total Facilities	Amounts	%
Construction Loan	33,783,145.46	97.43%
DSR Letter of Credit *	892,538.39	2.57%
Project Letter of Credit	—	0.00%
TOTAL	34,675,683.85	100.0%

Construction Loan Commitment
Banks	Amounts	%
Mizuho Bank, Ltd.	25,987,034.97	76.92%
GS Bank USA	7,796,110.49	23.08%
TOTAL	33,783,145.46	100.0%

DSR LC Commitment
Lender	Amounts	%
Mizuho Bank, Ltd.	691,717.25	77.50%
GS Bank USA	200,821.14	22.50%
TOTAL	892,538.39	100.0%

Project LC Commitment
Lender	Amounts	%
Mizuho Bank, Ltd.	—	0.0%
GS Bank USA	—	0.0%
TOTAL	—	0.0%

* DSR LC will only be issued upon COD